UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05348

The Thai Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

The Thai Fund, Inc.

Portfolio of Investments

Third Quarter Report

September 30, 2012 (unaudited)

	Shares	Value (000)

THAI INVESTMENT PLAN
Common Stocks (94.2%)

Airlines (2.5%)
Thai Airways International PCL (a)	11,223,018	$7,912

Commercial Banks (20.3%)
Bangkok Bank PCL	2,937,550	18,515
Bank of Ayudhya PCL	4,696,900	4,769
Kasikornbank PCL	2,562,000	15,190
Siam Commercial Bank PCL	4,447,200	24,345
		62,819
Construction & Engineering (6.6%)
CH. Karnchang Public Co., Ltd.	35,806,600	9,888
Sino Thai Engineering & Construction PCL	15,704,200	10,459
		20,347
Construction Materials (2.7%)
Siam Cement PCL	742,900	8,423

Consumer Finance (2.4%)
Aeon Thana Sinsap Thailand PCL	3,737,500	7,407

Food & Staples Retailing (17.6%)
Big C Supercenter PCL	2,242,700	13,625
CP ALL PCL	24,927,800	28,750
Siam Makro PCL	936,000	12,073
		54,448
Hotels, Restaurants & Leisure (2.1%)
Minor International PCL	13,094,587	6,552

Marine (1.0%)
Precious Shipping PCL	7,003,800	3,004

Media (6.2%)
BEC World PCL	3,767,600	9,364
Major Cineplex Group PCL	9,327,250	5,727
MCOT PCL	4,425,000	4,277
		19,368
Oil, Gas & Consumable Fuels (6.9%)
Banpu PCL	327,100	4,166
PTT Exploration & Production PCL	1,677,600	8,856
PTT PCL	793,800	8,485
		21,507
Real Estate Management & Development (14.0%)
Asian Property Development PCL	43,904,760	12,909
Land and Houses PCL	30,132,700	8,909
MBK PCL	807,100	3,068
Pruksa Real Estate PCL	9,902,900	5,791
Quality Houses PCL	68,059,225	4,356
Sansiri PCL	89,823,564	8,346
		43,379

	Shares	Value (000)

Textiles, Apparel & Luxury Goods (0.0%)
Thai Rung Textile Co., Ltd. (a)(b)(c)(d)	958	$—

Transportation Infrastructure (1.1%)
Airports of Thailand PCL	1,360,700	3,515

Wireless Telecommunication Services (10.8%)
Advanced Info Service PCL	4,800,200	33,374
Total Common Stocks (Cost $121,788)		292,055

Short-Term Investment (0.5%)

Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (e) (Cost $1,564)	1,563,848	1,564
Total Investments (94.7%) (Cost $123,352) +		293,619
Other Assets in Excess of Liabilities (5.3%)		16,277
Net Assets (100.0%)		$309,896

(a)	Non-income producing security.
(b)

At September 30, 2012, the Fund held a fair valued security valued at $0, representing 0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(c)	Security has been deemed illiquid at September 30, 2012.
(d)	Restricted security not registered under the Securities Act of 1933. Acquired 4/89 at a cost of $49,000. At September 30, 2012, this security had a market value of $0, representing 0% of net assets.
(e)

The Fund invests in the Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by the Liquidity Funds with respect to assets invested by the Fund in the Liquidity Funds.

+

At September 30, 2012, the U.S. Federal income tax cost basis of investments was approximately $123,352,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was approximately $170,267,000 of which approximately $174,174,000 related to appreciated securities and approximately $3,907,000 related to depreciated securities.

The Thai Fund, Inc.

Notes to the Portfolio of Investments • September 30, 2012 (unaudited)

Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund’s Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange (“NYSE”). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurements and Disclosures” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Airlines	$7,912	$—	$—		$7,912
Commercial Banks	62,819	—	—		62,819
Construction & Engineering	20,347	—	—		20,347
Construction Materials	8,423	—	—		8,423
Consumer Finance	7,407	—	—		7,407
Food & Staples Retailing	54,448	—	—		54,448
Hotels, Restaurants & Leisure	6,552	—	—		6,552
Marine	3,004	—	—		3,004
Media	19,368	—	—		19,368
Oil, Gas & Consumable Fuels	21,507	—	—		21,507
Real Estate Management & Development	43,379	—	—		43,379
Textiles, Apparel & Luxury Goods	—	—	—	†	—	†
Transportation Infrastructure	3,515	—	—		3,515
Wireless Telecommunication Services	33,374	—	—		33,374
Total Common Stocks	292,055	—	—	†	292,055
Short-Term Investment - Investment Company	1,564	—	—		1,564
Total Assets	$293,619	$—	$—	†	$293,619

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2012, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†

Net change in unrealized appreciation/depreciation from investment still held as of September 30, 2012	$—

†      Includes one or more securities which are valued at zero.

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thai Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 15, 2012